COR DEVELOPMENT, LLC

               NOTICE OF THE ANNUAL MEETING OF MEMBERS

                                 September 13, 2002

               TO THE MEMBERS OF COR DEVELOPMENT, LLC:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Members of
COR Development, LLC, a Kansas limited liability company, will be held on October 30, 2002 at 5:00 p.m., local time, at 13720 Roe, Room
407, Leawood, Kansas 66224, for the following purposes:

1. Ratification of auditors; and

2. To vote upon such other matters as may properly come before the meeting or any adjournment thereof.

	The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only members of record at the close of business on September 10, 2002, are entitled to notice of and to vote at the meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of members entitled to vote at the Annual Meeting will be available for inspection at the executive offices of COR Development for a period of ten days before the Annual Meeting.

     All members are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose.

     Any member attending the meeting may vote in person even if he or she has returned a Proxy.

  Sincerely,

  Robert M. Adams
  Manager
  September 13, 2002


  YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF UNITS YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       PROXY STATEMENT
                      TABLE OF CONTENTS

GENERAL                                                 		1
     Revocability of Proxies                      			1
     Solicitation                                       		1
     Deadline for Receipt of Member Proposals          		1
     Record Date and Voting                  				2
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION
  PLANS 										2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT    2
OTHER BENEFICIAL OWNERS								3
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING         		3
     Proposal One-Ratification of Auditors            		3
FEES PAID TO INDEPENDENT AUDITORS						4
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES	4
REPORT TO AUDIT COMMITTE							4
OTHER MATTERS									5
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE		6
PLAN OF OPERATION                                      		6
FORM 10-KSB                                            		8
APPENDIX A - PROXY CARD                      				9

                       COR DEVELOPMENT, LLC
                             13720 Roe
                       Leawood, Kansas 66224

                          PROXY STATEMENT
                  FOR THE ANNUAL MEETING OF MEMBERS
                    TO BE HELD ON OCTOBER 30, 2002

  General

     The enclosed proxy ("Proxy") is solicited on behalf of the Managers of COR Development, LLC, a Kansas limited liability company ("COR
Development" or the "Company"), for use at the Annual Meeting of Members to be held on October 30, 2002, (the "Annual Meeting"). The Annual Meeting will be held at 5:00 p.m., local time, at 13720 Roe, Room 407, Leawood, Kansas 66224.

     These proxy solicitation materials were mailed on or about September 13, 2002 to all members entitled to vote at the Annual Meeting.

Revocability of Proxies

Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by filing with the Managers of COR Development at COR Development's offices, at 13720 Roe, Leawood, Kansas 66224, a notice of revocation or another signed Proxy with a later date. Any person may also revoke his or her Proxy by attending the Annual Meeting and voting in person.

Solicitation

COR Development will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to members. Copies of solicitation materials will be furnished to fiduciaries, and custodians holding units in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, COR Development may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail will be supplemented by solicitation by telephone, telegram, or other means by managers or employees of COR Development. No compensation will be paid to managers or employees for any such services.

Deadline for Receipt of Member Proposals

Proposals of members of COR Development that are intended to be presented by such shareholders at the 2003 Annual Meeting of Members must be received by COR Development no later than April 1, 2003, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

Page 1
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Record Date and Voting

There are two classes of securities, common units and preferred units. As of July 24, 2002, 254,850 common units (individually, a "Common Unit" and collectively, the "Common Units") and 601,416 preferred units (individually, a "Preferred Unit"and collectively, the "Preferred Units") were outstanding. Abstentionsare counted as present for the purpose of determining the presence of a quorum for the transaction of business. Each member is entitled to one vote for each Common Unit or Preferred Unit held. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes and abstentions.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

COR has not established any equity compensation plans and we do not expect that COR will do so in the foreseeable future.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information as of July 24, 2002, concerning the beneficial ownership of the Company's Common Units and Preferred Units by each manager, by all directors and officers as a group, and by each person known to the Company to "beneficially own" more than 5% of its common or preferred units.


Name of			   Number of		  Number of
Individual or		   Common	      %	  Preferred         %
Person in Group		   Units (1)    Class	  Units		Class

MANAGERS

Robert M. Adams (2)	     1,500	    0.59%       1,500          0.25%
2345 Grand Blvd
Suite 2800
Kansas City, MO 64108

J. Frederick Ball						   25,000		4.16%
5300 Speaker Road
Kansas City, KS 66106

Steven L. Eginoire          15,000      5.89%      10,000		1.66%
8700 State Line Road
Suite 100
Leawood, KS 66206

Arthur E. Fillmore, II         500      0.20%
4435 Main St
Suite 1100
Kansas City, MO 64111

J. Scott Harrison						    5,500         0.91%
2600 Grand Blvd
Suite 700
Kansas City, MO 64108

James M. Selle						    1,000         0.17%
1201 Walnut St
Suite 2800
Kansas City, MO 64141

All managers		    17,000     6.67%       43,000        7.15%
as a group (6 persons)

Page 2

OTHER BENEFICIAL OWNERS

Steven L. Eginoire          15,000      5.89%      10,000		1.66%
8700 State Line Road
Suite 100
Leawood, KS 66206

Michael B. and Ann Hayes    20,000      7.85%
2404 W. 124th Terrace
Leawood, KS 66209

Rosemary Lytle              15,000      5.89%
10180 Shadow Circle
Olathe, KS 66061

Robert Kirkpatrick	                          60,000         9.98%
P.O. Box 419692
Kansas City, MO 64141

(1) Unless otherwise noted, all units shown are held by persons possessing sole voting and investment power with respect to such units.

(2) Held jointly between Mr. Adams and his spouse.

As used in this table, the term "beneficial ownership" means sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. More than one person may be deemed to have beneficial ownership of some securities.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE - RATIFICATION OF AUDITORS

The Managers have selected the firm of Mayer Hoffman McCann P.C., 420 Nichols Road, Kansas City, Missouri 64112 ("MHM") as independent certified public accountants to audit the financial statements of COR Development for the fiscal year ending December 31, 2002, and we are asking the Members to ratify this appointment. MHM has extensive experience in public accounting, including significant experience in auditing the financial records of public companies such as COR Development.

In the event the Members fail to ratify the appointment, the Managers will reconsider their selection. Even if the selection is ratified, the Managers may in their discretion direct the appointment of a different independent auditor at any time during the year if the Managers believe that such a change would be in the best interests of COR Development and its Members. The affirmative vote of a majority of the Members represented and voting at the Annual Meeting is required to ratify the selection of MHM.

A representative of MHM is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

The Managers recommend that the Members vote FOR the ratification of the selection of Mayer Hoffman McCann P.C. serve as COR Development's independent auditor for the fiscal year ending December 31, 2002.

FEES PAID TO INDEPENDENT AUDITORS

The following table shows the fees paid or accrued by COR Development for the audit and other services provided by Mayer Hoffman McCann P.C. for the fiscal year ending December 31, 2002.

Fees for Audit of Fiscal 2001 Financial Statement and
for Reviews of 2002 Quarterly Financial Statements	    $21,331

Fees for Financial Information Systems Design
and Implementation						    $     0

Fees for All Other Non-Audit Services (1)                 $ 5,088

		TOTAL							    $26,419

(1) Comprised of accounting consulting work rendered in connection with reconciliation of member lists and financial statement footnote disclosures related to tax issues.

In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of "Other Non-Audit Services" is compatible with maintaining the independence of Mayer Hoffman McCann P.C.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

COR Development did not engage MHM (or any other independent auditors) to provide advice to COR Development regarding financial information systems design and implementation during the current fiscal year.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee is primarily responsible for assisting the Managers in their general oversight of the Company's financial reporting, internal control and audit functions. The Managers are responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent auditor is responsible for performing an independent audit of the annual financial statements in accordance with auditing standards generally accepted in the United States.

Among other matters, the Audit Committee monitors the activities and performance of the Company's independent auditor, including the audit scope, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board of Directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

The Audit Committee has reviewed and discussed with the Managers and Mayer Hoffman McCann P.C. ("MHM") the audited financial statements of the Company contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001. The Audit Committee has also discussed with MHM the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

The Audit Committee has received and reviewed the written disclosures and the letter from MHM required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with MHM its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Managers that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

Audit Committee Members:

Robert M. Adams
Steven L. Eginoire
J. Frederick Ball

OTHER MATTERS

The Managers know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Common Units and Preferred Units they represent as the Managers may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act of 1934 ("Section 16(a)") requires COR Development's directors and executive officers and persons who own more than 10 percent of a registered class of COR Development's equity securities to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of COR Development Common Shares and other equity securities. Officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish COR Development with copies of all Section 16(a) forms they file.

To COR Development's knowledge, based solely on review of the copies of any such reports furnished to COR Development and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten percent beneficial owners were complied with on a timely basis during the fiscal year.

PLAN OF OPERATION

COR Development, LLC ("COR") has not had any operating revenues during the past two (2) years.

For the next twelve (12) months, COR will be actively involved in the development of 47 acres located at the intersection of 137th and Nall in Leawood, Kansas.

We expect COR'S primary sources of revenue to be:

      1)  the sale of six undeveloped pad sites over the next three years;
      2)  the leasing of space in the commercial buildings; and
      3) the sale of the commercial buildings after a period of operation and at the time that holders of a majority of the units shall approve the sale, which is currently contemplated to be by the end of 2015.

We propose to accomplish four purposes with the real estate. First, we will develop and sell six pad sites over the next three years. Second, we plan to develop and build commercial office and retail space and will engage a management company to lease this space. Based upon the current site plans, there will be approximately 360,000 square feet of retail and office space, consisting of 220,000 square feet of retail space, 53,000 square feet of pad space (which is expected to include a bank and three restaurants), and 90,000 square feet of office space. These facilities will be located on 34 acres. The site may include a hotel, depending on our ability to attract an appropriate hotel operator at a price, and within a timeframe, that we deem acceptable.

Third, we plan to donate a total of approximately 15 acres to the Church of the Resurrection for use in the development of its worship and educational facilities. Fourth, we plan to develop the commercial buildings in a manner that provides parking fields that can be utilized by the Church of the Resurrection for its Sunday services and other programs and activities.

Johnson County, Kansas has experienced a significant expansion of commercial office space over the past ten years. Since 2000, the vacancy rate for commercial property in Johnson County has increased substantially while average rental rates for commercial property have stabilized and even declined slightly. These market conditions may make it difficult or infeasible to reach our projected vacancy and rent targets.

We anticipate that construction on the facilities will commence in late 2002 to 2003 and should be completed in 2005. In late October, 2001, we finalized and filed with the City of Leawood, Kansas, our original site plans for the building of the facilities for the office and retail space. In conjunction with the filing of the site plans, we requested the zoning necessary for the proposed development. Because of subsequent and significant changes to the site plan, it was necessary to re-submit plans to the City. A revised site plan and accompanying documentation was submitted to the City of Leawood on May 31, 2002, and the project is currently scheduled to go before the City's Planning Commission on September 24, 2002. We expect that response after the September 24 hearing will take a minimum of three to five months. In the interim, we anticipate that we will be conducting meetings with the staff of the City of Leawood and meetings with adjacent property owners in preparation for receiving approval of the site plans and receiving building permits for the construction of the facilities. The process of zoning the property is continuing.

However, we cannot assure you that the City of Leawood will approve the site plans, grant the necessary zoning or issue any or all of the necessary permits required for us to develop the real estate as proposed. If the City of Leawood fails to approve the site plans in substantially their current form or fails to grant the requested zoning, or if the City of Leawood or other local governments or regulatory authorities fail to issue one or more necessary permits, we anticipate that we will not be able to conduct the development without significant revision to our current plan of operation.

We will employ a construction management company to take responsibility for the overall management of the construction, including preparing the pad sites for sale and developing and constructing the commercial buildings. We have selected Walton Construction Co., Inc. to act as the general contractor for the building of the facilities. We also plan to employ a real estate development management company to assist with securing the approval of the site plans, to provide leasing services including obtaining tenants for the facilities, and to manage maintenance of the buildings. We have selected Red Development Services, L.L.C. to serve as development manager. We have entered a contract with Red Development Services, L.L.C., but as of August 26, 2002, no contract had been executed with Walton Construction Co. COR's Managers will provide oversight of these companies.

At this time, we have sufficient capital to carry the land for the next twelve (12) months. Assuming the City of Leawood approves our site plans and provides the requested zoning, and assuming that all necessary permits are issued, we have sufficient capital to construct at least some of the pad sites during the next twelve (12) months. However, without a construction loan we do not have sufficient capital to otherwise develop the real estate. We anticipate that we will use such capital only as necessary until we obtain an initial construction loan in 2002. We currently anticipate that the principal amount of this initial construction loan will be approximately $3,000,000 to $5,000,000, which we plan to use toward construction of development infrastructure. This infrastructure construction is expected to involve selective demolition, earthwork, construction of underground duct and utility structures, construction of sanitary sewerage and storm drainage, and installation of pavement.

We will need to obtain further construction loans to complete development as planned. The development will continue for an extended time - we currently anticipate that construction of all of the proposed facilities should be completed in 2005. We also anticipate that we will need to obtain a total of approximately $39,000,000 in construction loans to complete development. We may not be able to obtain all necessary loans. We are currently attempting to obtain a non-recourse loan and we can provide no assurance that such a loan will be available at all or on terms that are suitable to COR. If we do not obtain approximately $39,000,000 in total construction loans, we expect that we will not be able to complete the construction of all the facilities as proposed.

Further, factors such as cost overruns, unanticipated expenses and other factors may require us to seek more loans than we currently estimate to be necessary. We cannot project the impact that shortfalls in financing, cost overruns or unanticipated expenses might have on our plan of operations, but any of these factors or other factors could defeat our ability to complete the development as proposed.

FORM 10-KSB

The Company files an Annual Report on Form 10-KSB with the SEC. A copy of the Annual Report on Form 10-KSB (excluding exhibits) including financial statements and schedules has been included with the mailing of this proxy to all shareholders. Shareholders may obtain additional copies of these reports, including financial statements and financial statement schedules, without charge, by writing to Arthur E. Fillmore, II, Manager of COR Development, at 13720 Roe, Leawood, Kansas 66224.



Dated:  September 13, 2002          THE MANAGERS OF COR
                         	   DEVELOPMENT, LLC

                         	   /S/ Robert M. Adams
                     		   ____________________________
						Robert M. Adams, Manager

                          APPENDIX A


Leawood, Kansas

			COR DEVELOPMENT, LLC

		   Proxy Solicited by the Managers
		  For the Annual Meeting of Members
		    To Be Held October 30, 2002

     The undersigned hereby constitute(s) and appoint(s) the Managers of COR Development, LLC, a Kansas limited liability company, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's' Common Units and/or Preferred Units of COR Development, LLC (the "Units") at the Annual Meeting of Members to be held at 13720 Roe, Leawood, Kansas 66224 on October 30, 2002 at 5:00 p.m. Central Daylight Time, and at any and all adjournments thereof as specified below and on any other matters that may properly come before the meeting:

     (1)  Proposal One - Ratification of Auditors:

          ( ) For        ( ) Against         ( ) Abstain

All as set forth in the Proxy Statement.

In their discretion, the proxies are authorized to vote upon such other business as may lawfully come before the meeting; hereby revoking any proxies as to said Units heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Members to the undersigned. The proxies and attorneys intend to vote the Units represented by this proxy on such matters, if any, as determined by the Managers.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Members and the Proxy Statement furnished therewith.


Dated and signed: __________ ___ , 2002.


______________________________

______________________________
     Signatures of Members

Signature(s) should agree with name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing


This proxy is solicited on behalf of the Managers. Please sign and return this Proxy to Robert M. Adams, 13720 Roe, Leawood, Kansas 66224. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

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